Morgan Stanley Institutional Fund Trust-High Yield
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  MGM Growth Properties LLC
5.625% due 5/1/2024
Purchase/Trade Date:	4/6/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,050,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.048 %
Percentage of Fund's Total Assets: 0.44 %
Brokers: J.P. Morgan; BofA Merrill Lynch; Barclays;
Citigroup; Deutsche Bank Securities; BNP PARIBAS;
Fifth Third Securities; Morgan Stanley; SMBC Nikko;
Credit Agricole CIB; Scotiabank; SunTrust Robinson
Humphrey; Oppenheimer & Co.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Altice Financing SA 7.500% due
5/15/2026
Purchase/Trade Date:	4/18/16
Offering Price of Shares: $100.000
Total Amount of Offering: $2,750,000,000
Amount Purchased by Fund: $1,300,000
Percentage of Offering Purchased by Fund: 0.047 %
Percentage of Fund's Total Assets: 1.15 %
Brokers: Goldman Sachs International; BofA Merrill
Lynch; Barclays; BNP PARIBAS; Citigroup; Credit
Agricole CIB; Credit Suisse; Deutsche Bank Securities;
HSBC; ING; Morgan Stanley; NATIXIS; RBC Capital
Markets; UBS Investment Bank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.




Securities Purchased:  NBTY Inc. 7.625% due
5/15/2021
Purchase/Trade Date:	4/21/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,075,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund: 0.093%
Percentage of Fund's Total Assets: 0.89 %
Brokers: Barclays; BofA Merrill Lynch; Credit Suisse;
Morgan Stanley; UBS Investment Bank; Jefferies;
Mizuho Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased:  United States Steel Corp.
8.375% due 7/1/2021
Purchase/Trade Date:	5/3/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $980,000,000
Amount Purchased by Fund: $700,000
Percentage of Offering Purchased by Fund: 0.071 %
Percentage of Fund's Total Assets: 0.58 %
Brokers: J.P. Morgan; Morgan Stanley; Barclays; BofA
Merrill Lynch; Wells Fargo Securities; PNC Capital
Markets LLC; Scotiabank; Credit Suisse; RBS;
Goldman, Sachs & Co.; RBC Capital Markets;
SunTrust Robinson Humphrey; BMO Capital Markets;
BNY Mellon Capital Markets, LLC; Citigroup;
COMMERZBANK; Huntington Investment Company;
ING; SOCIETE GENERALE; The Williams Capital
Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  ARC Properties Operating
Partnership LP 4.875% due 6/1/2026
Purchase/Trade Date:	5/18/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033 %
Percentage of Fund's Total Assets: 0.17 %
Brokers: J.P. Morgan; Barclays; Citigroup; Capital
One; Goldman, Sachs & Co.; Morgan Stanley; BofA
Merrill Lynch; Wells Fargo Securities; Credit Suisse;
Deutsche Bank Securities; Regions Securities LLC;
Stifel; US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Teck Resources Ltd. 8.500% due
6/1/2024
Purchase/Trade Date: 5/26/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.133%
Percentage of Fund's Total Assets: 0.66%
Brokers:  J.P. Morgan; Goldman, Sachs & Co.; BofA
Merrill Lynch; RBC Capital Markets; Barclays; BMO
Capital Markets; CIBC Capital Markets; Scotiabank;
TD Securities; Citigroup; Deutsche Bank Securities;
Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased:  KFC Holding Co./Pizza Hut
Holdings 5.000% due 6/1/2024
Purchase/Trade Date:	6/2/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,050,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.048 %
Percentage of Fund's Total Assets: 0.41 %
Brokers:  Goldman, Sachs & Co.; Wells Fargo
Securities; J.P. Morgan; Citigroup; Morgan Stanley;
BofA Merrill Lynch; Fifth Third Securities; MUFG;
Barclays; ICBC; Rabo Securities; The Williams Capital
Group, L.P.; Scotiabank
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Sabine Pass Liquefaction LLC
5.875% due 6/30/2026
Purchase/Trade Date: 6/8/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.040 %
Percentage of Fund's Total Assets: 0.49 %
Brokers:  Credit Suisse; Scotiabank; SOCIETE
GENERALE; MUFG; Lloyds Securities; Mizuho
Securities; RBC Capital Markets; Morgan Stanley;
Credit Agricole CIB; INC; BBVA; BofA Merrill
Lynch; SMBC Nikko; Santander; HSBC; Goldman,
Sachs & Co.; J.P. Morgan; ABN AMRO
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased:  WST Corp. 4.750% due
7/15/2021
Purchase/Trade Date:	6/9/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $1,700,000
Percentage of Offering Purchased by Fund: 0.425 %
Percentage of Fund's Total Assets: 1.39 %
Brokers:  Wells Fargo Securities; Deutsche Bank
Securities; BofA Merrill Lynch; Citizens Capital
Markets, Inc.; BMO Capital Markets; HSBC; J.P.
Morgan; Mizuho Securities; Morgan Stanley
Purchased from: Wachovia Capital Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.




Securities Purchased:  Valvoline Finco Two LLC
5.500% due 7/15/2024
Purchase/Trade Date:	7/13/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $375,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.053 %
Percentage of Fund's Total Assets: 0.16 %
Brokers: BofA Merrill Lynch; Citigroup; Scotiabank;
Deutsche Bank Securities; Morgan  Stanley; Goldman,
Sachs & Co.; J.P. Morgan; PNC Capital Markets LLC;
US Bancorp; BB&T Capital Markets; BBVA; Citizens
Capital Markets, Inc.; Fifth Third Securities; KeyBanc
Capital Markets; Mizuho Securities; MUFG; SunTrust
Robinson Humphrey; TD Securities
Purchased from: Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Post Holdings Inc. 5.000% due
8/15/2026
Purchase/Trade Date:	7/25/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.026 %
Percentage of Fund's Total Assets: 0.36 %
Brokers:  Barclays; Credit Suisse; BofA Merrill Lynch;
Goldman, Sachs & Co.; BMO Capital Markets; Morgan
Stanley; SunTrust Robinson Humphrey; Deutsche Bank
Securities; Nomura; UBS Investment Bank; J.P.
Morgan; Rabo Securities; Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.




Securities Purchased:  MSCI Inc. 4.750% due 8/1/2026
Purchase/Trade Date: 8/1/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.080 %
Percentage of Fund's Total Assets: 0.32 %
Brokers: J.P. Morgan; Morgan Stanley; Goldman,
Sachs & Co.; BofA Merrill Lynch; Credit Suisse; Wells
Fargo Securities; Citizens Capital Markets, Inc.; Fifth
Third Securities; TD Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  MGIC Investment Corporation
5.750% due 8/15/2023
Purchase/Trade Date: 8/2/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $425,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.094 %
Percentage of Fund's Total Assets: 0.32 %
Brokers: Goldman, Sachs & Co.; Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased: Albertson's Companies LLC
5.750% due 3/15/2025
Purchase/Trade Date: 8/4/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.032 %
Percentage of Fund's Total Assets: 0.32 %
Brokers:  BofA Merrill Lynch; Credit Suisse;
Citigroup; Morgan Stanley; Goldman, Sachs & Co.;
Deutsche Bank Securities; Barclays; Guggenheim
Securities; Lazard; RBC Capital Markets; Wells Fargo
Securities; Drexel Hamilton
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.





Securities Purchased:  Hilton Escrow Issuer LLC
4.250% due 9/1/2014
Purchase/Trade Date:	8/8/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.040 %
Percentage of Fund's Total Assets: 0.32 %
Brokers:  BofA Merrill Lynch; Deutsche Bank
Securities; Goldman, Sachs & Co.; J.P. Morgan;
Morgan Stanley; Wells Fargo Securities; Barclays;
Blackstone Capital Markets; Citigroup; Credit Agricole
CIB; Credit Suisse; HSBC; Mizuho Securities; MUFG;
RBC Capital Markets; RBS; SMBC Nikko; SunTrust
Robinson Humphrey; US Bancorp
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased: MGM Growth Properties 4.500%
due 9/1/2026
Purchase/Trade Date:	8/9/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.080 %
Percentage of Fund's Total Assets: 0.32 %
Brokers: BofA Merrill Lynch; Barclays; J.P. Morgan;
Citigroup; Deutsche Bank Securities; BNP PARIBAS;
Fifth Third Securities; Morgan Stanley; SMBC Nikko;
Credit Agricole CIB; SunTrust Robinson Humphrey;
Scotiabank; Citizens Capital Markets, Inc.
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Tallgrass Energy Partners LP
5.500% due 9/15/2024
Purchase/Trade Date:8/18/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.031 %
Percentage of Fund's Total Assets: 0.10 %
Brokers:  Barclays; Wells Fargo Securities; Capital One
Securities; Credit Suisse; Deutsche Bank Securities;
Morgan Stanley; PNC Capital Markets LLC; TD
Securities; Citizens Capital Markets, Inc.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.



Securities Purchased:  Novellis Corp. 5.875% due
9/30/2026
Purchase/Trade Date:	9/7/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.015 %
Percentage of Fund's Total Assets: 0.18 %
Brokers:  Morgan Stanley; Barclays; BofA Merrill
Lynch; Citigroup; Deutsche Bank Securities; HSBC;
J.P. Morgan; Standard Chartered Bank; Axis Bank;
Credit Suisse; PNC Capital Markets LLC; SOCIETE
GENERALE; BMO Capital Markets; Goldman, Sachs
& Co.; Regions Securities LLC; SunTrust Robinson
Humphrey; BNP PARIBAS; Natixis; Scotiabank; Wells
Fargo Securities
Purchased from: Bank of America
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased: Double Eagle Acquisition Sub
Inc. 7.500% due 10/1/2024
Purchase/Trade Date: 9/29/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $675,000,000
Amount Purchased by Fund: $750,000
Percentage of Offering Purchased by Fund: 0.111 %
Percentage of Fund's Total Assets: 0.57 %
Brokers:  Credit Suisse; BofA Merrill Lynch; Goldman,
Sachs & Co.; Morgan Stanley; Barclays; Jefferies;
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.